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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 30, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                    1-10702              34-1531521
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   (State or Other Jurisdiction        (Commission           (IRS Employer
         of Incorporation)            File Number)        Identification No.)



500 Post Road East, Suite 320, Westport, Connecticut                    06880
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      (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

         Terex Corporation ("Terex" or the "Company") and Colin Robertson, the newly appointed Executive Vice President, Operations of Terex, have entered into an Offer Letter dated as of January 5, 2006 (the "Robertson Letter"). A copy of the Robertson Letter is filed as Exhibit 10.1 to this Form 8-K. The following summary is qualified in its entirety by reference to the attached Robertson Letter.

         Pursuant to the Robertson Letter, Mr. Robertson's employment with Terex as Executive Vice President, Operations, reporting to Ronald M. DeFeo, the Chairman, President and Chief Executive Officer of Terex, is strictly at will. However, termination of employment by Mr. Robertson is subject to twelve (12) months written notice from him to the Company.

         Under the Robertson Letter, Mr. Robertson is to receive an initial annual base salary of $525,000, subject to review periodically by the Compensation Committee of the Board of Directors, as well as annual bonuses and long-term incentive compensation in accordance with any plan or plans established by the Company. Mr. Robertson will continue to be eligible to participate in the Terex Supplemental Executive Retirement Plan and will receive additional benefits, including reimbursement of certain relocation expenses and a company car.

         As soon as practicable and to the extent permitted by law, Mr. Robertson will receive a grant of 10,000 shares of Terex common stock as well as an option to purchase 5,000 shares of Terex common stock at the closing price of a share of Terex common stock on the trading day immediately preceding the date of the award. All shares and options will typically vest ratably over a four-year period.

         If Terex appoints a new Chief Operating Officer of the Company, other than Mr. Robertson, on or before December 31, 2008, then under certain circumstances Mr. Robertson will be entitled to receive a severance benefit equal to his annual base salary.

         The Robertson Letter requires Mr. Robertson to keep certain information of the Company confidential during his employment and thereafter. The Robertson Letter also contains an agreement by Mr. Robertson not to compete with the business of the Company during his term of employment with the Company and for a period of twelve (12) months thereafter. In addition, Mr. Robertson agrees that he will not at any time during the period of his employment with the Company and for a period of eighteen (18) months thereafter, directly or indirectly, engage in any business or own or control any interest in, or act as a director, officer, employee, agent or consultant of certain specified competitors of the Company.

Item 8.01.  Other Events.

         Terex issued a press release on January 5, 2006, announcing that Kevin Barr has been appointed Senior Vice President, Human Resources of the Company. Mr. Barr previously had been Vice President, Human Resources of Terex since joining the Company in September 2000. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

         Terex also issued a press release on January 5, 2006, announcing that Katia Facchetti has been appointed Senior Vice President and Chief Marketing Officer of the Company reporting directly to the Company's Chairman and Chief Executive Officer, Ronald M. DeFeo. A copy of this press release is included as
Exhibit 99.2 to this Form 8-K.

         On December 30, 2005, Terex, Terex Financial Services, Inc. ("TFS"; Terex and TFS, collectively, "Employer") and Joseph Apuzzo, formerly President, Terex Financial Services, entered into an Amended and Restated Separation Agreement (the "Revised Agreement") that amends and restates the Separation Agreement that the parties entered into on September 7, 2005 (the "Prior Agreement"). A copy of the Revised Agreement is filed as Exhibit 10.2 to this


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Form 8-K. The following summary is qualified in its entirety by reference to the attached Revised Agreement.

         The principal terms of the Prior Agreement were not changed in the Revised Agreement and were previously summarized in the Company's Current Report on Form 8-K that was filed with the Securities and Exchange Commission on October 27, 2005. The purpose of the Revised Agreement was to comply with the Proposed Treasury Regulations under Section 409A of the Internal Revenue Code of 1986, as amended, which were issued after the parties entered into the Prior Agreement. Pursuant to the terms of the Revised Agreement, (i) Mr. Apuzzo has refunded to Employer the Accrued Severance Amount (as such term is defined in the Revised Agreement), (ii) Employer will not make any payments to Mr. Apuzzo which he would otherwise be entitled during the period from January 1, 2006 to March 1, 2006 pursuant to the Prior Agreement (the "Suspended Payments"), (iii) on March 1, 2006, Employer will pay Mr. Apuzzo, in a lump sum, the Accrued Severance Amount and, subject to satisfaction of certain conditions set forth in the Revised Agreement, the aggregate amount of the Suspended Payments to the date of such payment and (iv) on and after March 1, 2006, payments to Mr. Apuzzo will be made as and when due in accordance with the Revised Agreement.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 Offer Letter, dated as of January 5, 2006, between Terex Corporation and Colin Robertson.

     10.2 Amended and Restated Separation Agreement, made and entered into December 30, 2005, among Terex Corporation, Terex Financial Services, Inc. and Joseph Apuzzo.

     99.1 Press release of Terex Corporation issued on January 5, 2006.

     99.2 Press release of Terex Corporation issued on January 5, 2006.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2006

                               TEREX CORPORATION


                               By:  /s/ Eric I Cohen
                                    Eric I Cohen
                                    Senior Vice President



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